Restructuring and Other Charges (Income)	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
Restructuring and Other Charges (Income)	Restructuring and Other Charges (Income)
The following table shows total restructuring and other charges included in the respective line items of the consolidated statements of income (loss):

	Year Ended December 31,
(in Millions)	2018	2017	2016
Restructuring charges	$124.1	$8.5	$43.4
Other charges (income), net	(62.9)	64.7	50.8
Total restructuring and other charges (income)	$61.2	$73.2	$94.2

Restructuring Charges

	Restructuring Charges
(in Millions)	Severance and Employee Benefits (1)	Other Charges (Income) (2)	Asset Disposal Charges (3)	Total
DuPont Crop restructuring	$16.3	$16.9	$75.1	$108.3
Other items	5.7	3.1	7.0	15.8
Year ended December 31, 2018	$22.0	$20.0	$82.1	$124.1
Other items	—	0.8	7.7	8.5
Year ended December 31, 2017	$—	$0.8	$7.7	$8.5
Cheminova restructuring	$18.6	$6.0	$17.7	$42.3
Other items	—	1.1	—	1.1
Year ended December 31, 2016	$18.6	$7.1	$17.7	$43.4
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(1)	Represents severance and employee benefit charges.

(2)
Primarily represents costs associated with lease payments, contract terminations, and other miscellaneous exit costs. Other income primarily represents favorable developments on previously recorded exit costs and recoveries associated with restructuring.

(3)
Primarily represents asset write-offs, accelerated depreciation and impairment charges on long-lived assets, which were or are to be abandoned. To the extent incurred, the acceleration effect of re-estimating settlement dates and revised cost estimates associated with asset retirement obligations due to facility shutdowns, are also included within the asset disposal charges.

DuPont Crop Restructuring
On November 1, 2017, we completed the acquisition of the DuPont Crop Protection Business. See Note 4 for more details. As we continue to integrate the DuPont Crop Protection Business into our existing FMC Agricultural Solutions segment, we have started to, and continue to expect to, engage in various restructuring activities. These restructuring activities may include workforce reductions, relocation of current operating locations, lease and other contract termination costs and fixed asset accelerated depreciation as well as other asset disposal charges at several of our FMC Agricultural Solutions' operations. We anticipate these restructuring activities will be substantially complete by the first quarter of 2020 as the majority of the integration will be completed. Details of key activities to date are as follows.

Subsequent to the acquisition, we conducted an in-depth analysis of key competitive capabilities of the combined business in India which resulted in a significant change to how we operate in the market and therefore a restructuring of our business in India. On July 3, 2018, we announced the adoption of an innovation-focused product strategy that uses a unique market access model anchored by our key, large scale distributors rather than the vast customer base we served prior to the DuPont Crop Protection Acquisition. Additionally, we rationalized our product portfolio and decisively exited a vast majority of the low margin product range. As a result of the change to our market access, we incurred charges of approximately $59 million for the year ended December 31, 2018, which primarily included the write-off of stranded accounts receivables and inventory. We also had workforce reductions which resulted in severance and other employee benefit charges of approximately $4 million for the year ended December 31, 2018.

As part of the acquisition, we acquired the Stine R&D facilities ("Stine") from DuPont. Due to its proximity to our previously existing Ewing R&D center ("Ewing"), in March 2018, we decided to migrate our Ewing R&D activities and employees into the newly acquired Stine facilities. As a result of this decision we incurred charges of approximately $28 million. We accelerated the depreciation of certain fixed assets that will no longer be used when we exit the facility and incurred charges of $17.4 million of accelerated depreciation charges for the year ended December 31, 2018. The cease use criteria was met as of September 30, 2018 as all employees had exited the Ewing facility and the facility became available for use. We recorded the estimated future liability associated with the rental obligation on the cease use date which resulted in a charge of $11.2 million for the year ended December 31, 2018. This charge was offset by the reduction of the capital lease liability previously recorded in "Other long-term liabilities" of $6.0 million. In addition to lease termination costs, we incurred severance, relocation and other employee related charges of $5.2 million for the year ended December 31, 2018.

Cheminova Restructuring
In 2015, we completed the acquisition of Cheminova; see Note 4 for more details. As part of the integration of Cheminova into our existing FMC Agricultural Solutions segment we engaged in various restructuring activities. These restructuring activities included workforce reductions, relocation of current operating locations, lease and other contract termination costs and fixed asset accelerated depreciation as well as other long-term asset disposal charges at several of our FMC Agricultural Solutions' facilities. In 2016, these restructuring activities continued; however, the restructuring charges were completed at the end of 2016.
Roll forward of restructuring reserves
The following table shows a roll forward of restructuring reserves that will result in cash spending. These amounts exclude asset retirement obligations.

(in Millions)	Balance at 12/31/16	Change in reserves (4)	Cash payments	Other (5)	Balance at 12/31/17 (6)	Change in reserves (4)	Cash payments	Other (5)	Balance at 12/31/18 (6)
DuPont Crop restructuring (1)	$—	$—	$—	$—	$—	$33.2	$(15.8)	$(1.2)	$16.2
Cheminova restructuring	11.1	—	(6.5)	(3.4)	1.2	—	(1.2)	—	—
Other workforce related and facility shutdowns (2)	1.1	0.9	(0.8)	1.1	2.3	8.8	(8.2)	(1.9)	1.0
Restructuring activities related to discontinued operations (3)	3.4	8.1	(10.5)	(1.0)	—	—	—	—	—
Total	$15.6	$9.0	$(17.8)	$(3.3)	$3.5	$42.0	$(25.2)	$(3.1)	$17.2
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(1)	Primarily consists of real estate exit costs associated with DuPont Crop restructuring activities.

(2)	Primarily severance costs related to workforce reductions and facility shutdowns described in the Other Items sections above.

(3)	Cash spending associated with restructuring activities of discontinued operations is reported within "Other discontinued spending" on the consolidated statements of cash flows.

(4)
Primarily severance, exited lease, contract termination and other miscellaneous exit costs. The accelerated depreciation and impairment charges noted above impacted our property, plant and equipment or intangible balances and are not included in the above tables.

(5)	Primarily foreign currency translation adjustments.

(6)	Included in “Accrued and other liabilities” on the consolidated balance sheets.

Other charges (income), net

	Year Ended December 31,
(in Millions)	2018	2017	2016
Environmental charges, net	$21.7	$16.2	$36.6
Product portfolio sales	(87.2)	—	—
Impairment of intangibles	—	42.1	—
Argentina devaluation	—	—	3.6
Other items, net	2.6	6.4	10.6
Other charges (income), net	$(62.9)	$64.7	$50.8

Environmental charges, net
Environmental charges represent the net charges associated with environmental remediation at continuing operating sites. Environmental obligations for continuing operations primarily represent obligations at shut down or abandoned facilities within businesses that do not meet the criteria for presentation as discontinued operations.
Product Portfolio Sales
On February 1, 2018, we sold a portion of our European herbicide portfolio to Nufarm Limited. Additionally, on August 16, 2018, we completed the sale of certain products of our India portfolio to Crystal Crop Protection Limited. Both sales were required by regulatory authorities as part of closing conditions for the DuPont Crop Protection Business Acquisition. Refer to Note 4 for more information. The gain on these sales are recorded within "Restructuring and other charges (income)" on the consolidated statements of income (loss). Proceeds from these sales are included in investing activities on the consolidated statements of cash flows.
Impairment of intangibles
In 2017, we recorded an impairment charge on certain acquired indefinite-lived intangible assets from the DuPont Crop Protection Business Acquisition solely as a result of the United States' enactment of the Act. See Note 12 for more details.
Argentina Devaluation
On December 17, 2015, the Argentina government initiated actions to significantly devalue its currency. These actions continued into a portion of first quarter of 2016. These actions created an immediate loss associated with the impacts of the remeasurement of our local balance sheet. The loss was attributable to our Agricultural Solutions operations. Because of the severity of the event and its immediate impact to our operations in the country, the charge associated with the remeasurement was included within restructuring and other charges in our condensed consolidated income statement during the period. We believe these actions have ended and do not expect further charges for remeasurement to be included within restructuring and other charges.
Other items, net
In 2018, other items, net primarily represents a milestone payment on an agreement related to our in-process research and development. Other items, net also includes the loss associated with the divestment of a joint venture within FMC Agricultural Solutions.
In 2017, other items, net primarily relates to exit costs resulting from the termination and de-consolidation of our interest in a variable interest entity that was previously consolidated and was part of our FMC Agricultural Solutions segment.
In 2016, we sold our remaining ownership interest in several joint ventures. The aggregate loss on the sale of the various interests of $2.9 million was recorded as "Restructuring and other charges (income)" on the consolidated statements of income (loss). Additionally, we had a gain of $2.1 million from the sale of certain Corporate fixed assets. The cash proceeds from this sale of $6.8 million is included within "Other investing activities" on the consolidated statements of cash flows.
During 2016, our FMC Agricultural Solutions segment entered into collaboration and license agreements with various third parties for the purposes of obtaining certain technology and intellectual property rights relating to compounds still under development. The rights and technology obtained is referred to as in-process research and development and in accordance with U.S. GAAP, the amounts paid were expensed as incurred since they were acquired outside of a business combination. The charges related to these arrangements were $13.2 million.